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                                 BERT E. BRODSKY
                              26 Harbor Park Drive
                         Port Washington, New York 11050



                                                            June 8, 1999

National Medical Health Card Systems, Inc.
26 Harbor Park Drive
Port Washington, New York 11050

Ladies and Gentlemen:

                  This will confirm that as of the effective date of that certain Employment Agreement dated July 1, 1999 between the undersigned and National Medical Health Card Systems, Inc. (the "Company") (the "Employment Agreement") I will receive as total compensation payable to me or to my affiliates for services rendered by me in my capacity as Chairman of the Board and Chief Executive Officer of the Company an annual salary of $200,000, plus a bonus and annual adjustments to be determined by the Board of Directors during the term of the Employment Agreement.

                                                      Very truly yours,

                                                      /s/ Bert E. Brodsky
                                                      -------------------
                                                      Bert E. Brodsky